                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 28, 2003
                                                          ----------------


                         NORTH FORK BANCORPORATION, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                    1-10458                    36-3154608
          --------                    -------                    ----------
 State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



275 Broadhollow Road
Melville, New York                                          11747
-------------------                                         -----
(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:     (631) 844-1004
                                                        --------------

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ITEM 9. Regulation FD Disclosure
--------------------------------

     North Fork Bancorporation, Inc. issued a press release (See Exhibit 99.1) today announcing that it will be presenting at the Salomon Smith Barney Financial Services Conference in New York City on Wednesday, January 29 at 10:45 a.m. (ET).

     Salomon will host a webcast of the conference. North Fork's presentation will be available for viewing by visiting North Fork's website at http://www.northforkbank.com and clicking on Salomon Smith Barney Conference Webcast - January 29, 2003. A printable version of the presentation slide show will also be available on the North Fork website.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 28, 2003








NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy


-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer